National Fuel Gas Company Investor Presentation February 2013 Exhibit 99

February 2013
National Fuel Gas Company

Safe Harbor For Forward Looking Statements
This presentation may contain “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995, including statements regarding future prospects, plans, performance and capital structure, anticipated capital expenditures and completion of construction projects, as well as statements that are identified by the use of the words “anticipates,”
“estimates,” “expects,” “forecasts,” “intends,” “plans,” “predicts,” “projects,” “believes,” “seeks,” “will,” “may,” and similar expressions. Forward-looking statements involve risks and uncertainties, which could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements. The Company’s expectations, beliefs and projections contained herein are expressed in good faith and are believed to have a reasonable basis, but there can be no assurance that such expectations, beliefs or projections will result or be achieved or accomplished.
In addition to other factors, the following are important factors that could cause actual results to differ materially from results referred to in the forward-looking statements: factors affecting the Company’s ability to successfully identify, drill for and produce economically viable natural gas and oil reserves, including among others geology, lease availability, title disputes, weather conditions, shortages, delays or unavailability of equipment and services required in drilling operations, insufficient gathering, processing and transportation capacity, the need to obtain governmental approvals and permits, and compliance with environmental laws and regulations; changes in laws, regulations or judicial interpretations to which the Company is subject, including those involving derivatives, taxes, safety, employment, climate change, other environmental matters, real property, and exploration and production activities such as hydraulic fracturing; changes in the price of natural gas or oil; impairments under the SEC’s full cost ceiling test for natural gas and oil reserves; uncertainty of oil and gas reserve estimates;
significant differences between the Company’s projected and actual production levels for natural gas or oil; changes in demographic patterns and weather conditions; changes in the availability, price or accounting treatment of derivative financial instruments; governmental/regulatory actions, initiatives and proceedings, including those involving rate cases (which address, among other things, allowed rates of return, rate design and retained natural gas), environmental/safety requirements, affiliate relationships, industry structure, and franchise renewal; delays or changes in costs or plans with respect to Company projects or related projects of other companies, including difficulties or delays in obtaining necessary governmental approvals, permits or orders or in obtaining the cooperation of interconnecting facility operators; financial and economic conditions, including the availability of credit, and occurrences affecting the Company’s ability to obtain financing on acceptable terms for working capital, capital expenditures and other investments, including any downgrades in the Company’s credit ratings and changes in interest rates and other capital market conditions; changes in economic conditions, including global, national or regional recessions, and their effect on the demand for, and customers’ ability to pay for, the Company’s products and services; the creditworthiness or performance of the Company’s key suppliers, customers and counterparties; economic disruptions or uninsured losses resulting from major accidents, fires, severe weather, natural disasters, terrorist activities, acts of war, cyber attacks or pest infestation; changes in price differential between similar quantities of natural gas at different geographic locations, and the effect of such changes on the demand for pipeline transportation capacity to or from such locations; other changes in price differentials between similar quantities of oil or natural gas having different quality, heating value, geographic location or delivery date; significant differences between the Company’s projected and actual capital expenditures and operating expenses; changes in laws, actuarial assumptions, the interest rate environment and the return on plan/trust assets related to the Company’s pension and other post-retirement benefits, which can affect future funding obligations and costs and plan liabilities; the cost and effects of legal and administrative claims against the Company or activist shareholder campaigns to effect changes at the Company; increasing health care costs and the resulting effect on health insurance premiums and on the obligation to provide other post-retirement benefits; or increasing costs of insurance, changes in coverage and the ability to obtain insurance.
Forward-looking statements include estimates of oil and gas quantities. Proved oil and gas reserves are those quantities of oil and gas which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible under existing economic conditions, operating methods and government regulations. Other estimates of oil and gas quantities, including estimates of probable reserves, possible reserves, and resource potential, are by their nature more speculative than estimates of proved reserves. Accordingly, estimates other than proved reserves are subject to substantially greater risk of being actually realized. Investors are urged to consider closely the disclosure in our Form 10-K available at
www.nationalfuelgas.com.
You can also obtain this form on the SEC’s website at
www.sec.gov.
For a discussion of the risks set forth above and other factors that could cause actual results to differ materially from results referred to in the forward-looking statements, see “Risk Factors”
in the Company’s Form 10-K for the fiscal year ended September 30, 2012 and Form 10-Q for the period ended December 31, 2012. The Company disclaims any obligation to update any forward-
looking statements to reflect events or circumstances after the date thereof or to reflect the occurrence of unanticipated events.

February 2013
National Fuel Gas Company

Our Business Mix Leads to Long-Term Value Creation
Upstream
Crude Oil
Midstream Downstream
National Fuel Gas
Supply Corporation
Empire Pipeline, Inc.
National Fuel Gas
Midstream Corporation
National Fuel Gas
Distribution
Corporation
National Fuel
Resources, Inc.
The strategic, operational and financial benefits and flexibility created by this integrated mix of businesses continues to generate significant long-term value for the Company’s shareholders in nearly all economic and commodity price scenarios
Upstream
Natural Gas
Seneca Resources
Corporation
(West Division)
Seneca Resources
Corporation
(East Division)

NATIONAL FUEL GAS OPERATING AREA & ASSETS
Lake Ontario
CANADA
Buffalo
Lake Erie
NY
PA
OH
PA
Newark
National Fuel
Miles
0
25
EMPIRE PIPELINE
NATIONAL FUEL GAS SUPPLY CORPORATION
NATIONAL FUEL MIDSTREAM
SENECA RESOURCES CORPORATION PARCEL/LEASE AREA
NATIONAL FUEL GAS DISTRIBUTION CORPORATION SERVICE TERRITORY
MARCELLUS SHALE FAIRWAY

February 2013 Appalachian Shale Growth 4 Integrated Businesses with Significant Marcellus Exposure…

NATIONAL FUEL GAS OPERATING AREA & ASSETS
Lake Ontario
Lake Erie
CANADA
Buffalo
NY
PA
OH
National Fuel
EMPIRE PIPELINE
NATIONAL FUEL GAS SUPPLY CORPORATION
NATIONAL FUEL MIDSTREAM
SENECA RESOURCES CORPORATION PARCEL/LEASE AREA
NATIONAL FUEL GAS DISTRIBUTION CORPORATION SERVICE TERRITORY
UTICA SHALE GAS PLAY
Miles
0
25

National Fuel

February 2013 Appalachian Shale Growth 5 …And Exposure to Growth from the Utica Shale

Adjusted EBITDA ($ Millions)
$1,000
$750
$500
$250
$0
Midstream, Energy Marketing & Other
Exploration & Production Segment
Pipeline & Storage Segment
Utility Segment
$581
$280
48%
$131
23%
$164
28%
$632
$327
52%
$121
19%
$167
26%
$668
$377
57%
$111
17%
$169
25%
$704
$397
56%
$137
19%
$160
23%
$727
$404
56%
$146
20%
$164
23%
2009
2010
2011
2012
12 Months Ended 12/31/2012
Fiscal Year

National Fuel

February 2013
National Fuel Gas Company

Integrated Business Mix Provides Financial Balance
Note: A reconciliation of Adjusted EBITDA to Net Income as presented on the Consolidated Statement of Income and Earnings is included at the end of this presentation.

$1,250
$1,000
$750
$500
$250
$0
Capital Expenditures ($ Millions)
Midstream, Energy Marketing & Other
Exploration & Production Segment
Pipeline & Storage Segment
Utility Segment
$307(1)
$188
$53
$56
$501
$398
$38
$58
$854
$649
$129
$58
$977
$81
$694
$144
$58
$665-$795
$50-$75
$480-$560
$70-$90
$65-$70
2009
2010
2011
2012
2013 Forecast
Fiscal Year

National Fuel

February 2013
National Fuel Gas Company

Capital Spending Flexibility to Maintain Financial Strength
Note: A reconciliation to Capital Expenditures as presented on the Consolidated Statement of Cash Flows is included at the end of this presentation.
(1)  Does not include the $34.9 MM Seneca Resources Corporation’s acquisition of Ivanhoe’s U.S.-based assets in California, as this was accounted for as an investment in subsidiaries on the Statement of Cash Flows, and was not included in the Exploration & Production segment’s Capital Expenditures

136% Increase in Proved Reserves Since 2009

- Total oil and gas proved reserves reached 1,246 Bcfe at September 30, 2012, with a 3-year average F&D cost of $1.87/Mcfe

96% Production Growth Since 2009

- Despite the 2011 sale of its offshore Gulf of Mexico properties, Seneca has increased production from 42.5 Bcfe in 2009 to 83.4 Bcfe in 2012

31% Increase in Pipeline & Storage Adjusted EBITDA since Fiscal 2011

- As a result of major Appalachian pipeline expansions, Adjusted EBITDA reached $146 million for the last 12 months and new projects will continue to drive growth beyond fiscal 2013

44.3 Bcfe in 2012 NFG Midstream Gathering Volumes

- NFG Midstream gathered more than 44 Bcfe of volumes for Seneca Resources, eliminating the need to rely upon and provide payment to third party infrastructure operators

National Fuel

February 2013
National Fuel Gas Company

Capital Deployment Has Led to Significant Accomplishments
Note: A reconciliation of Adjusted EBITDA to Net Income as presented on the Consolidated Statement of Income and Earnings is included at the end of this presentation.

Total Debt(1)
45%
Shareholders' Equity
55 %
Short-Term Debt
Long-Term Debt

February 2013
National Fuel Gas Company

Strong Balance Sheet and Liquidity Position
Capital Resources
Total Short-Term Capacity: $1,085 Million
Committed Credit Facility:  $750 Million
Syndicated facility extends until
January 6, 2017
Uncommitted Lines of Credit: $335 Million
$18.0 million of outstanding short-term
notes payable to banks as of
December 31, 2012
$3.653 Billion
(2)
As of December 31, 2012
(1) Includes Long-Term Debt of $1.149 billion, the Current Portion of Long-Term Debt of $0.250 billion,and Notes Payable to Banks and Commercial Paper of $0.238
billion,as of December31, 2012.
(2) Includes Notes Payable to Banks and Commercial Paper of $238.0 million and Current Portion of Long-Term Debt of $250.0 million as of December 31,2012.
$300.0 Million Commercial Paper Program backed
by Committed Credit Facility
$220.0 million of outstanding commercial
paper  as of December 31, 2012

Dividend Consistency	
Consecutive Dividend Payments	**110 Years**
Consecutive Dividend Increases	**42 Years**
Current Annualized Dividend Rate	**$1.46 per Share**

Annual Dividend Rate
$2.00
$1.50
$1.00
$0.50
$0.00
1970
1975
1980
1985
1990
1995
2000
2005
2010
Annual Rate at Fiscal Year End
Current
Dividend Yield(1)
2.6%

National Fuel

February 2013 National Fuel Gas Company 10 Dividend Track Record (1) As of February 7, 2013

Rochester
Buffalo
Erie
New York
Pittsburgh
Harrisburg

National Fuel

February 2013 Midstream Businesses 11 Pipeline & Storage/NFG Midstream

Lake Ontario
KIRKWALL
CANADA
Lake Erie
Shipping Gas to Canada & Northeast
Gathering Marcellus Production
Line N Corridor Expansions
CORNING
OVERBECK
LEIDY
CLARINGTON
Buffalo
Pittsburgh
NY
PA
OH
EL PASO
TRANSCO
TETCO
DTI
CGTC
UNION
ROCKIES EXPRESS
National Fuel
Miles
0
20
40
NATIONAL FUEL GAS OPERATING AREA
NFG SYSTEM EXPANSION

National Fuel

February 2013 Midstream Businesses 12 Pipeline Expansions to Transport Appalachian Production

NORTHERN ACCESS EXPANSION (In-Service)
TIOGA COUNTY EXTENSION (In-Service)
CENTRAL TIOGA COUNTY EXTENSION (Late 2015)
COVINGTON GATHERING SYSTEM (In-Service)
TROUT RUN GATHERING SYSTEM (In-Service)
MERCER EXPANSION PROJECT (Sept. 2014)
WEST SIDE EXPANSION (2013 to 2015)
LINE "N" 2013 EXPANSION (Nov. 2013)
LINE "N" 2012 EXPANSION (In-Service)
LINE "N" EXPANSION (In-Service)
Lake Ontario
Lake Erie
KIRKWALL
CANADA
Buffalo
CORNING
OVERBECK
LEIDY
CLARINGTON
Pittsburgh
NY
PA
OH
EL PASO
UNION
TCPL
DTI
CGTC
TRANSCO
TETCO
MILLENNIUM
National Fuel
Miles
0
20
40
NATIONAL FUEL GAS OPERATING AREA
NFG SYSTEM EXPANSION

National Fuel

February 2013 Midstream Businesses 13 A Closer Look at the Expansion Progress

National Fuel
NATIONAL FUEL GAS SUPPLY CORPORATION
LINE "N" EXPANSION
HIGH PRESSURE WET GAS GATHERING SYSTEM TO PROPOSED PROCESSING PLANT
Ohio
Pennsylvania
MERCER TGP
ELWOOD CITY TCO
DTI (PROPOSED)
THREE RIVERS EQT
MARKWEST HOUSTON
BUFFALO COMPRESSOR STATION
HOLBROOK TETCO
WAYNESBURG DTI & TCO (PROPOSED)
West Virginia
Pennsylvania
Maryland
Crawford
Forest
Venango
Mercer
Trumbull
Clarion
Jefferson
Mahoning
Lawrence
Butler
Armstrong
Columbiana
Beaver
Indiana
Allegheny
Jefferson
Brooke
Ohio
Washington
Belmont
Greene
Fayette
Legend
PROPOSED PROCESSING PLANT
MW HOUSTON FRACTIONATION PLANT
COMPRESSOR STATION
INTERCONNECT
NFGSC LINES N & NM58
PROPOSED WAYNESBURG LATERAL
PIPELINE REPLACEMENT
NFGSC PIPELINE
DRY GAS LINE
TCO
TGP
TETCO
DTI
0 5 10
MI

➢

➢

➢

➢

➢

National Fuel

February 2013
Midstream Businesses

Pursuing Additional Opportunities Near the Line N Corridor
Activity along the Pennsylvania/Ohio
border continues to remain robust and is
shifting north as the Utica begins to be
delineated
National Fuel’s Line N system is well-
positioned to expand in conjunction with
growth from both the Marcellus and Utica
shales
Significant expansion opportunities may be
present in the next few years
2013: Smaller lateral pipeline extensions
between $3 and $20 million
2014/2015: Medium to larger expansion
projects, possibly including an integrated
wet gas solution, with National Fuel
focused on the high-pressure wet gas
gathering systems and dry gas interstate
pipelines

Bradford County
Mansfield
TGP
Wellsboro
Covington
MIDSTREAM COVINGTON
Tioga County
Blossburg
Morris
Lycoming County
MIDSTREAM TROUT RUN
Trout Run
Waterville
Cogan Station
TRANSCO
Williamsport
Linden
Legend
NFG MIDSTREAM PIPELINE
SENECA RESOURCES LEASEHOLD

National Fuel

February 2013
NFG Midstream

Using a History of Excellence to Serve Appalachian Producers
Midstream’s gathering systems are
critical to unlock remote, but highly
productive Marcellus acreage
History of operational success and
efficiency within Pennsylvania
Current focus is on developing and
expanding gathering infrastructure
for both Seneca and other producers
in the Appalachian Basin

Rochester
Buffalo
Erie
New York
Pittsburgh
Harrisburg

February 2013 Utility 16

Rochester
Buffalo
Erie
New York
Pittsburgh
Harrisburg

Return on Equity
NY
PA
Allowed ROE - NY
Approx. Settled ROE - PA
Return on Equity
30.0%
20.0%
10.0%
0.0%
10.6%
14.7%
10.5%
18.8%
12.6%
12.5%
12.9%
13.4%
2010
2011
2012
12 Months Ended 12/31/12
Fiscal Year

National Fuel
Distribution Corporation

February 2013
Rate Mechanisms
Utility

Providing Financial Stability
Low Income Rates
Choice Program/POR
Merchant Function Charge
Revenue Decoupling
90/10 Sharing
Weather Normalization
New York & Pennsylvania
New York only

Low natural gas prices, combined with a focus on cost control, continue to help reduce expenses
$250
$200
$150
$100
$50
$0
O&M Expense ($ Millions)
$203
$25
$178
$191
$27
$164
$181
$14
$167
$179
$11
$168
$177
$9
$168
$175
$8
$167
2008
2009
2010
2011
2012
12 Months Ended 12/31/12
Fiscal Year
All Other O&M Expenses
O&M Expense - Uncollectibles

National Fuel Distribution Corporation

February 2013 Utility 18 Continued Cost Control Helps Provide Earnings Stability

$80
$60
$40
$20
$0
Capital Expenditures ($ Millions)
Capital Expenditures for Safety
Total Capital Expenditures
$65-$70
$57.5
$56.2
$58.0
$58.4
$58.3
$45.1
$44.4
$45.0
$44.3
$43.8
The Utility remains focused on consistent spending to maintain the ongoing safety and reliability of its system
2008
2009
2010
2011
2012
2013 Forecast
Fiscal Year

National Fuel
Distribution Corporation

February 2013 Utility 19 Strong Commitment to Safety The anticipated increase in 2013 capital expenditures is largely due to the implementation of a new Customer Information System

Bakersfield
Los Angeles

Rochester
Buffalo
Erie
Pittsburgh
Harrisburg
New York

February 2013 Exploration & Production 20

Natural Gas (Bcf)
Crude Oil (MMbbl)
Total Proved Reserves (Bcfe)
1500
1200
900
600
300
0
2009 to 2012 CAGR: 33%
503
528
700
935
1,246
226
249
428
675
988
46.2
46.6
45.2
43.3
42.9
2008
2009
2010
2011
2012
At September 30

SENECA RESOURCES

February 2013
Seneca Resources

Another Strong Year of Reserve Growth
Fiscal
Years
3-Year
F&D Cost (1)
($/Mcfe)
2006-2008 $7.63
2007-2009 $5.35
2008-2010 $2.37
2009-2011 $2.09
2010-2012 $1.87
Seneca has more than doubled
its proved reserves since 2009,
while maintaining a relatively
high percentage of proved
developed reserves (67%),
given its large resource base
(1) Represents a three-year average U.S. finding and development cost

Gulf of Mexico (Divested in 2011)
East Division (Appalachia)
West Division (California/Kansas)
Capital Expenditures ($ Millions)
$1,000
$750
$500
$250
$0
2012 to 2013
~25% Reduction
$188(1)
$139
$31
$398
$356
$28
$649
$596
$47
$694
$631
$63
$480-$560
$400-$450
$80-$110
2009
2010
2011
2012
2013 Forecast
Fiscal Year

SENECA RESOURCES

February 2013
Seneca Resources

Increased Oil Spending and Tempered Marcellus Spending
(1) Does not include the $34.9 MM acquisition of Ivanhoe’s U.S.-based assets in California, as this was accounted for as an investment in subsidiaries on the
Statement of Cash Flows, and was not included in Capital Expenditures

Gulf of Mexico (Divested in 2011)
East Division (Appalachia)
West Division (California/Kansas)
2012 to 2013
~28% Growth
Annual Production (Bcfe)
125
100
75
50
25
0
42.5
13.7
8.7
20.1
49.6
13.3
16.5
19.8
67.6
5.2
43.2
19.2
83.4
62.9
20.5
102-112
82-90
20-22
2009
2010
2011
2012
2013 Forecast
Fiscal Year

SENECA RESOURCES

February 2013 Seneca Resources 23 Production Still Growing

$4.50
$3.00
$1.50
$0.00
Unit Cash Cost ($/Mcfe)
Property, Franchise & Other Taxes
Other O&M Expense
General & Administrative Expense
Lease Operating Expense
Even after the new Pennsylvania Impact Fee, 2012 unit cash costs decreased from the prior year. We expect this trend to continue in Fiscal 2013.
$2.57
$2.42
$2.22
$2.09
$2.01
$1.87
$0.60
$0.69
$0.64
$0.73
$0.65
$0.62(1)
$1.36
$1.27
$1.24
$1.08
$1.00
$1.00(2)
2008
2009
2010
2011
2012
2013 Forecast
Fiscal Year

SENECA RESOURCES

February 2013
Seneca Resources

Continuing to Focus on Improving Its Cost Structure
(1) Represents the midpoint of current General & Administrative Expense guidance of $58 to $62 million, divided by the midpoint of current production guidance of 95 to 107 Bcfe
(2) Represents the midpoint of current Lease Operating Expense Guidance of $0.90 to $1.10 per Mcfe

February 2013
California

Stable Production and Increasing Cash Flows
Net Acreage:  18,418 Acres
Net Wells:  1,478
Oil Gravity:  12 – 37° Api
NRI:  87.64
Rank Company
California
2011
BOEPD
1 Occidental 164,796
2 Chevron 163,153
3 Aera (Shell/Exxon) 149,974
4 Plains Exploration 36,775
5 Venoco Inc. 18,988
6 Berry Petroleum 18,872
7 Seneca Resources 9,209
8 Macpherson Oil 9,022
9 E&B Natural Resources 5,992
10 ExxonMobil 3,238

East Coalinga
Temblor Formation
Primary
North Lost Hills
~1,200 BOEPD
Tulare & Etchegoin Formation
Primary & Steamflood
175 Active Wells
South Lost Hills
~1,500 BOEPD
Monterey Shale
Primary
219 Active Wells
North Midway Sunset
~4,100 BOEPD
Potter & Tulare Formation
Steamflood
728 Active Wells
South Midway Sunset
~1,100 BOEPD
Antelope Formation
Steamflood
110 Active Wells
Sespe
~1,100 BOEPD
Sespe Formation
Primary
172 Active Wells
0 5 10 20 Miles
Oil and Gas Fields
DISTRICT 5
Coalinga
DISTRICT 4
Bakersfield
Bakersfield
DISTRICT 2
Ventura
DISTRICT 1
Cypress
Palmdale
Lancaster
Santa Clarita

SENECA RESOURCES

February 2013 California 26 Stable Production Fields

California

Strong Margins Support Significant Free Cash Flow
Average Revenue
(12 Months Ended 12/31/12)
$85.69 per BOE
February 2013
$9.40
$3.35
$3.06
$2.32
$1.11
$66.45
Non Steam Fuel LOE
Steam Fuel
G&A
Production & Other Taxes
Other Operating Costs
Adjusted EBITDA
(1)  Total production from the Exploration & Production segment’s properties in California  was 3,374 Mboe for the 12 months ended December 31, 2012.
Note: A reconciliation of Exploration & Production West Division Adjusted EBITDA to Exploration & Production Segment Net Income is included at the end of this presentation.
Adjusted EBITDA per BOE
(1)
(12 Months Ended December 31, 2012)

Key Areas of Focus in 2013
1. South Midway Sunset Field Extensions
2. Sespe Infill Drill Program
3. East Coalinga Evaluation
Actual
Forecast
Average Daily Net Production (BOE per Day)
10,000
9,500
9,000
8,500
8,000
7,500
7,000
6,500
6,000
Jan-11
Mar-11
May-11
Jul-11
Sep-11
Nov-11
Jan-12
Mar-12
May-12
Jul-12
Sep-12
Nov-12
Jan-13
Mar-13
May-13

SENECA RESOURCES

February 2013 Seneca Resources 28 California – Recent Initiatives Driving Near-Term Growth

2012 Drill Program: 21 Wells / 3 Injectors
2013 Drill Program: 17 - 23 Wells / 5 - 9 Injectors
Seneca 251U
Extended 251 Pool to the West
Seneca 232M
Extended 252 Pool to the West
Seneca 252I
Extended 252 Pool to the East
251 Pool
252 Pool
S Ext Pool
Antelope "A-1" Sand
Antelope "B" and "C" Sands
Antelope "A-1" and "A-2" Sands
Seneca 222W
Extended S Ext Pool to the East
0 ft
50 ft
100 ft
Section 19
Section 20
500'
2012 Drill Program
Producers
Injectors
2013 Drilling Locations
Producers
Injectors

SENECA RESOURCES

February 2013 Midway Sunset South Activity Update Seneca Resources 29

2011 Sespe Wells (5)
2012 Sespe Wells (6)
2013 Sespe Wells (6)
TG 53-29
Completing
1st Oil 2/13
TG 562-29
Completing
1st Oil 2/13
1 Mile
FA 502-33
Completing
1st Oil 1/13
FA 501-33
Completing
1st Oil 1/13
Oak Flat 1-31
110 BOEPD
1st Oil 08/12
Oak Flat 2-31
100 BOEPD
1st Oil 08/12
WS 48-33
80 BOEPD
1st Oil 09/12

SENECA RESOURCES

February 2013 30 “X” SANDS ISOCHORE (Thickness) Seneca Resources Sespe Field – Drilling Programs and Results

Monterey Shale Play
Belridge Field

5 AMIs across the field

Seneca WI: 12.5%
Seneca NRI: 11.4%

Drilling/Drilled
Planned
AMI Outlines
1000
1000
2000
3000
Gross Thickness of Monterey "Cahn" Interval

✓ 4 Delineation Wells Drilled
✓ 3 Delineation Wells Planned/Drilling

SENECA RESOURCES

February 2013 Seneca Resources 31 Monterey Shale Play

SRC Fee Acreage
SRC Lease Acreage
NFG Storage Acreage
Chautauqua
Cattaraugus
Allegany
Steuben
Chemung
Tioga
Erie
Ashtabula
Crawford
Warren
McKean
Potter
Tioga
Bradford
Wayne
Wyoming
Sullivan
Lackawanna
Pike
Trumbull
Mercer
Forest
Venango
Cameron
Lycoming
Clinton
Clarion
Jefferson
Clearfield
Luzerne
Monroe
Mahoning
Lawrence
Butler
Montour
Columbia
Union
Carbon
Armstrong
Northumberland
Snyder
Northampton
Beaver
Indiana
Schuylkill
Mifflin
Lehigh
Juniata
Allegheny
Cambria
Blair
Huntingdon
Perry
Cumberland
Bedford
Fulton
Franklin
Adams
Washington
Morgan
Carroll
Frederick

Western Development Area

- ✓ Net acreage: ~720,000 acres
- ✓ Own most mineral rights
  - ➢ Minimal royalty obligation
- ✓ Minimal lease expiration
- ✓ Evaluating Marcellus rich-gas and Utica Shale potential

Eastern Development Area

- ✓ Net Acreage: 55,000 acres
- ✓ Mostly leased (16-18% royalty)
- ✓ No near-term lease expiration
  - ➢ First large expiration: 2018
- ✓ Ongoing development drilling in Tioga and Lycoming Counties

SENECA RESOURCES

February 2013 Seneca Resources 32 Expansive Pennsylvania Acreage Position

Covington – Fully Developed
✓ 47 Wells Drilled and Producing
✓ Gross Production: ~70 MMcf per Day
DCNR Tract 595
✓ Gross Production: ~60 MMcf per Day
✓ 34 Wells Drilled
✓ 19 Wells Producing
DCNR Tract 100 Area
✓ Gross Production: ~145 MMcf per Day
✓ 27 Wells Drilled
✓ 15 Wells Producing
Potter
Lycoming
SRC Fee Acreage
SRC Lease Acreage

SENECA RESOURCES

February 2013 Seneca Resources 33 Eastern Development Area (EDA)

February 2013
Seneca Resources

Lycoming and Tioga Counties Are Highly Productive Areas
Development Area
Producing
Well
Count
Average
IP Rate
(MMcf/d)
Average
7-Day
(MMcf/d)
Average
30-Day
(MMcf/d)
Average
EUR
per Well
(Bcf)
Average
Lateral
Length
EUR per
1,000’ of
Lateral
(Bcfe)
Covington
Tioga
County
47 5.2 4.7 4.1 5.3 4,049’ 1.30
Tract 595
Tioga
County
19 6.9 6.0 5.1 7.3 4,455’ 1.65
Tract 100 – Pad C & D
Lycoming
County
7 12.7 11.6 10.4 11.6 5,788’ 2.00
Tract 100 Pad M
Lycoming
County
7 18.2 TBD TBD TBD 4,721 TBD

Forecast
WDA/Other
EOG JV
Lycoming
DCNR 595
Covington
Average Daily Net Production (MMcf per Day)
250
200
150
100
50
0
Jan-11
Feb-11
Mar-11
Apr-11
May-11
Jun-11
Jul-11
Aug-11
Sep-11
Oct-11
Nov-11
Dec-11
Jan-12
Feb-12
Mar-12
Apr-12
May-12
Jun-12
Jul-12
Aug-12
Sep-12
Oct-12
Nov-12
Dec-12
Jan-13
Feb-13
Mar-13

SENECA RESOURCES

February 2013 Seneca Resources 35 Ramping Marcellus Shale Production

Warren
McKean
Forest
Elk
Cameron
Clarion
Jefferson
Owl's Nest
2 Wells Drilled
3D Seismic Coverage Complete
Rich Valley (1 Well)
Peak IP: 6.3 MMcf per Day
Estimated EUR: 6.4 Bcf
Tionesta
1 Well Planned
Clermont
2 Wells Planned
Ridgway
1 Well Currently Drilling
Church Run
1 Well Drilled
BTU Contours
Horizontal Well
SRC Fee Acreage
SRC Lease Acreage

SENECA RESOURCES

February 2013 Seneca Resources 36 Fiscal 2013 Western Development Area Delineation Program

Permitted Well
Drilled Well
Completed Well
Mt. Jewett
Tested 3 Frac Stages at 1.6 MMcfd
(Typical Well: 17 Frac Stages)
2nd Horizontal: FY 2013
Owl's Nest
Horizontal: FY2013
Tionesta
Horizontal: Completed Fall 2012
Peak 24-Hour Rate: 3.9 MMcfd
Henderson
Vertical Well: Tested
Rex
9.2 MMcfd
Range Resources
4.4 MMcfd
Chesapeake
6.4 MMcfd
Wet
Dry
Erie
Warren
McKean
Potter
Tioga
Crawford
Forest
Elk
Cameron
Venango
Clarion
Clinton
Centre
Butler
Lawrence
Beaver
Mifflin
Juniata
Cambria
Blair
Huntingdon
Westmoreland
Somerset
Bedford
Fulton
Franklin
Fayette
Lake
Ashtabula
Geauga
Trumbull
Portage
Columbiana
Carroll
Hancock
Jefferson
Harrison
Brooke
Ohio
Belmont

SENECA RESOURCES

February 2013 Seneca Resources Utica Shale – Activity Summary 37

KANSAS
OKLAHOMA
TEXAS
SCOTT
LANE
NESS
BARTON
RICE
MCPHERSON
MARION
PAWNEE
FINNEY
HODGEMAN
STAFFORD
HARVEY
RENO
EDWARDS
GRAY
FORD
PRATT
SEDGWICK
BUTLER
HASKELL
KINGMAN
SEWARD
MEADE
CLARK
COMANCHE
BARBER
HARPER
SUMNER
COWLEY
BEAVER
HARPER
WOODS
ALFALFA
GRANT
KAY
WOODWARD
NOBLE
PAWNEE
OCHILTREE
LIPSCOMB
ELLIS
MAJOR
GARFIELD
PAYNE

SENECA RESOURCES

February 2013
Seneca Resources

Initial Entry into the Mississippian Lime Play in Kansas
Total Net Acres: 9,300
The initial entry into the Mississippian Lime play furthers the Company’s goal of maintaining a significant contribution from oil-producing properties
100% working interest in 4,600 gross
acres
25% net working interest in 18,500 gross
acres
2013: Participate in 3 to 5 gross
horizontal wells

Bakersfield
Los Angeles

Rochester
Buffalo
Erie
Pittsburgh
Harrisburg
New York

National Fuel

February 2013 National Fuel Gas Company 39 Appendix

February 2013
National Fuel Gas Company

Fiscal Year 2013 Earnings Guidance Drivers
2013 Forecast
GAAP Earnings per Share $2.75 - $3.00
Exploration & Production Drivers
Total Production (Bcfe) 102 - 112
DD&A Expense $2.10 - $2.25
LOE Expense $0.90 - $1.10
G&A Expense $58 - $62 MM
Pipeline & Storage Drivers
O&M Expense +3%
Revenue $255 - $265 MM
Utility Drivers
O&M Expense +3%
Normal Weather in PA
Energy Marketing Drivers
Operating Income $5 - $10 MM

$600
$500
$400
$300
$200
$100
$0
Debt Maturity ($ Millions)
$250
5.250%
$300
6.500%
$250
8.750%
$500
4.900%
$49
7.395%
$50
7.375%
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
Fiscal Year

National Fuel

February 2013 National Fuel Gas Company 41 Manageable Debt Maturity Schedule

Rochester
Buffalo
Erie
New York
Pittsburgh
Harrisburg

National Fuel

February 2013 Pipeline & Storage / Midstream 42 Appendix

February 2013
Pipeline & Storage

Expansion Initiatives
Project Name
Capacity
(Dth/D)
Est.
CapEx
In-Service Market Status
Lamont Compressor Station 90,000 $14 MM 2010/2011 Fully Subscribed Completed – Two Phases
Line “N” Expansion 160,000 $22 MM 10/2011 Fully Subscribed Completed
Tioga County Extension 350,000 $58 MM 11/2011 Fully Subscribed Completed
Northern Access Expansion 320,000 $77 MM 11/2012 Fully Subscribed Completed
Line “N” 2012 Expansion 163,000 $41 MM 11/2012 Fully Subscribed Completed
Line “N” 2013 Expansion 30,000 ~$10 MM 11/2013 Fully Subscribed Executed Precedent Agreement
Mercer Expansion Project 105,000 ~$20 MM 9/2014 Fully Subscribed Executed Precedent Agreement
West Side Expansion 95,000+ TBD
2013 to
2015
OS Concluded Negotiating Precedent Agreements
Central Tioga County
Extension
260,000 ~$150MM Late 2015 OS Concluded
Evaluating market interest and facility
design
West to East ~425,000 ~$290 MM ~2015 29% Subscribed
Marketing continues with producers in
various stages of exploratory drilling
Total Firm Capacity:  ~1,998,000+ Dth/D
Capital Investment: ~$682+ MM

February 2013
Midstream Corporation

Expansion Initiatives
Project Name
Capacity
(Mcf/D)
Est.
CapEx
In-Service
Date
Market Comments
Covington Gathering System 220,000 $40 MM
Multiple
Phases -
Most
In-Service
Capacity Available
[Marketing to
Third Parties]
Completed – Flowing into TGP 300
Line.  This includes ~$10 million of
current and future spending to
build pipeline to connect additional
wells
Trout Run Gathering System 466,000 $185 MM May 2012
Capacity Available
[Marketing to
Third Parties]
Completed – Flowing into Transco
Leidy Line.  This includes ~$90
million of current and future
spending to build compression and
pipeline to connect additional wells
Tionesta Gathering System 10,000 $2.5 MM
FY2013
Q2
Fully Subscribed Under Construction
Mt. Jewett Gathering System 10,000 $2.7 MM
FY2013
Q2
Fully Subscribed Under Construction
Total Firm Capacity:  ~706,000 Mcf/D
Capital Investment: ~$230 MM

Bakersfield
Los Angeles

Rochester
Buffalo
Erie
New York
Pittsburgh
Harrisburg

SENECA RESOURCES

February 2013 Exploration & Production 45 Appendix

February 2013
National Fuel Gas Company

Hedge Positions and Strategy
Natural Gas
Swaps
Volume
(Bcf)
Average
Hedge Price
Fiscal 2013 43.2 $4.68 / Mcf
Fiscal 2014 49.9 $4.24 / Mcf
Fiscal 2015 22.7 $4.10 / Mcf
Fiscal 2016 17.9 $4.07 / Mcf
Fiscal 2017 17.9 $4.07 / Mcf
Oil Swaps
Volume
(MMBbl)
Average
Hedge Price
Fiscal 2013 1.3 $94.92 / Bbl
Fiscal 2014 1.2 $98.95 / Bbl
Fiscal 2015 0.4 $90.14 / Bbl
Most hedges executed at sales point to eliminate basis risk
Seneca has hedged approximately 62% of its
forecasted production for Fiscal 2013
Note: Fiscal 2013 hedge positions are for the remaining nine months of the fiscal year

Drilling Cost per Lateral Foot
WDA/DCNR 595
DCNR 100
$800
$700
$600
$500
$400
$300
$200
$650
$565
$532
$674
$500
$550
2010
2011
2012
2013
Target

Completion Cost per Stage ($000)(1)
WDA/DCNR 595
DCNR 100
$400
$350
$300
$250
$200
$150
$100
$311
$294
$261
$270
$223
$240
2010
2011
2012
2013
Target

SENECA RESOURCES

February 2013
Marcellus Shale

Targeting Continued Cost Reductions
(1) Completion Cost per Stage is for horizontal wells completed utilizing a standard completion design, not a Reduced Cluster Spacing (RCS) completion design.

February 2013
Marcellus Shale

Water Management Program
Water Sourcing:
Coal mine runoff
Permitted freshwater sources
Recycled water
Water Management:
Instituted a “Zero Surface Discharge” policy
Recycle Marcellus flowback and produced water
Centralized water handling in development areas
Installing new evaporative technology
Permitting underground injection
Established a Water Protection Team
Seneca is committed to protecting the surface and fresh water aquifers from any pollution

February 2013
National Fuel Gas Company

Comparable GAAP Financial Measure Slides and Reconciliations
This presentation contains certain non-GAAP financial measures. For pages that contain non-GAAP financial measures, pages containing the most directly comparable GAAP financial measures and reconciliations are provided in the slides that follow.
The Company believes that its non-GAAP financial measures are useful to investors because they provide an alternative method for assessing the
Company’s operating results in a manner that is focused on the performance of the Company’s ongoing operations, or on earnings absent the effect of certain credits and charges, including interest, taxes, and depreciation, depletion and amortization. The Company’s management uses these non-
GAAP financial measures for the same purpose, and for planning and forecasting purposes. The presentation of non-GAAP financial measures is not meant to be a substitute for financial measures prepared in accordance with
GAAP.

February 2013

Reconciliation of Exploration & Production West Division Adjusted EBITDA
to Exploration & Production Segment Net Income
($ Thousands)
12 Months Ended
December 31, 2012
Exploration & Production - West Division Adjusted EBITDA 224,201 $
Exploration & Production - All Other Divisions Adjusted EBITDA 180,063
Total Exploration & Production Adjusted EBITDA 404,264 $
Minus: Pennsylvania Impact Fee Related to Prior Fiscal Years (6,206)
Minus: Exploration & Production Net Interest Expense (31,020)
Minus: Exploration & Production Income Tax Expense (76,111)
Minus: Exploration & Production Depreciation, Depletion & Amortization (198,064)
Exploration & Production Net Income 92,863 $
Exploration & Production Net Income 92,863 $
Pipeline & Storage Net Income 67,500
Utility Net Income
62,115
Energy Marketing Net Income
4,235
Corporate & All Other Net Income
609
Consolidated Net Income
227,322 $

February 2013

Reconciliation of Adjusted EBITDA to Consolidated Net Income
($ Thousands)
FY 2009 FY 2010 FY 2011 FY 2012
Exploration & Production - West Division Adjusted EBITDA 171,572 $            187,838 $            187,603 $            226,897 $            224,201 $
Exploration & Production - All Other Divisions Adjusted EBITDA 108,139               139,624               189,854               170,232               180,063
Total Exploration & Production Adjusted EBITDA 279,711 $            327,462 $            377,457 $            397,129 $            404,264 $
Total Adjusted EBITDA
Exploration & Production Adjusted EBITDA 279,711 $            327,462 $            377,457 $            397,129 $            404,264 $
Utility Adjusted EBITDA 164,443               167,328               168,540               159,986               164,386
Pipeline & Storage Adjusted EBITDA 130,857               120,858               111,474               136,914               146,147
Energy Marketing Adjusted EBITDA 11,589                  13,573                  13,178                  5,945                     6,065
Corporate & All Other Adjusted EBITDA (5,575)                   2,429                     (2,960)                   4,140                     5,849
Total Adjusted EBITDA 581,025 $            631,650 $            667,689 $            704,114 $            726,711 $
Total Adjusted EBITDA 581,025 $            631,650 $            667,689 $            704,114 $            726,711 $
Minus: Net Interest Expense (81,013)                (90,217)                (75,205)                (82,551)                (85,375)
Plus:  Other Income 9,762                     6,126                     5,947                     5,133                     5,212
Minus: Income Tax Expense (52,859)                (137,227)              (164,381)              (150,554)              (153,379)
Minus: Depreciation, Depletion & Amortization (170,620)              (191,199)              (226,527)              (271,530)              (281,314)
Minus: Impairment of Oil and Gas Properties (E&P) (182,811)              -                         -                         -                         -
Plus/Minus: Income/(Loss) from Discontinued Operations, Net of Tax (Corp. & All Other) (2,776)                   6,780                     -                         -                         -
Plus: Gain on Sale of Unconsolidated Subsidiaries (Corp. & All Other) -                         -                         50,879                  -                         -
Plus: Elimination of Other Post-Retirement Regulatory Liability (P&S) -                         -                         -                         21,672                  21,672
Minus: Pennsylvania Impact Fee Related to Prior Fiscal Years (E&P) -                         -                         -                         (6,206)                   (6,206)
Rounding -                         -                         -                         (1)                            2
Consolidated Net Income 100,708 $            225,913 $            258,402 $            220,077 $            227,322 $
12-Months Ended
12/31/12

February 2013

Reconciliation of Segment Capital Expenditures to
Consolidated Capital Expenditures
($ Thousands)
FY 2013
FY 2009 FY 2010 FY 2011 FY 2012 Forecast
Capital Expenditures from Continuing Operations
Exploration & Production Capital Expenditures 188,290 $  398,174 $        648,815 $        693,810 $        $480,000-560,000
Pipeline & Storage Capital Expenditures - Expansion 52,504 37,894 129,206 144,167 $70,000-90,000
Utility Capital Expenditures 56,178 57,973 58,398 58,284 $65,000-70,000
Marketing, Corporate & All Other Capital Expenditures 9,829 7,311 17,767 81,133 $50,000-75,000
Total Capital Expenditures from Continuing Operations 306,801 $  501,352 $        854,186 $        977,394 $        $665,000-795,000
Capital Expenditures from Discountinued Operations
All Other Capital Expenditures 216 150 $                 - $                  - $                  - $
Plus (Minus) Accrued Capital Expenditures
Exploration & Production FY 2012 Accrued Capital Expenditures - $           - $                  - $                  (38,861) $         - $
Exploration & Production FY 2011 Accrued Capital Expenditures - - (103,287) 103,287 -
Exploration & Production FY 2010 Accrued Capital Expenditures - (78,633) 78,633 - -
Exploration & Production FY 2009 Accrued Capital Expenditures (9,093) 19,517 - - -
Pipeline & Storage FY 2012 Accrued Capital Expenditures - - - (2,696) -
Pipeline & Storage FY 2011 Accrued Capital Expenditures - - (7,271) 7,271 -
Pipeline & Storage FY 2008 Accrued Capital Expenditures 16,768 - - - -
All Other FY 2012 Accrued Capital Expenditures - - - (11,000) -
All Other FY 2011 Accrued Capital Expenditures - - (1,389) 1,389 -
All Other FY 2009 Accrued Capital Expenditures (715) 715 - - -
Total Accrued Capital Expenditures 6,960 $       (58,401) $         (33,314) $         59,390 $          - $
Eliminations (344) $         - $                  - $                  - $                  - $
Total Capital Expenditures per Statement of Cash Flows 313,633 $  443,101 $        820,872 $        1,036,784 $    $665,000-795,000